Exhibit
                                  ITEM 21 - 4a
                               MATERIAL CONTRACTS


                            STOCK PURCHASE AGREEMENT




This Option has not been registered under the Securities Act of 1933, as amended ("The Act"), or any state securities laws, and may not be transferred, assigned, pledged or otherwise disposed of, except as provided in Article V, unless so registered or unless exemptions from the act or state securities laws are available for such sale, transfer or disposition. In addition, see restrictions on transfer set forth in Article IV.

     No. ____________                                     Date, May 11, 1998

                             PowerSource Corporation

                    CLASS A Option TO PURCHASE COMMON STOCK

This certifies that, for value received, the holder Advanced Legal Management, Inc. a Delaware Corporation is entitled to subscribe for and purchase from PowerSource Corporation, (the Company ) 43,001 unrestricted, available for sale shares of Common Stock and 1,197,001 shares of 144 restricted shares of Common Stock at the Option Exercise Price at any time on or before the Expiration Date.

This Option is subject to the following provisions, terms, and conditions which each holder accepts by holding this Option:

ARTICLE I. DEFINITIONS

Capitalized terms used in this Option shall have the meanings given to them in this Article:

     1.1 Common Stock - shall mean the Company's sole class of Common Stock outstanding as the date hereof.

     1.2 Expiration Date - shall mean March 31, 1999.

     1.3 Holder - shall mean the person or entity named on the last page of this Option Agreement or any person or entity to whom this Option is assigned strictly in accordance with the terms of this option.

     1.4 Option Exercise Price - shall mean the sum of ($0.001)cents per share of Common Stock, or, if an adjustment is required to be made in accordance with the provisions of Article III, the price resulting from such adjustments.

     1.5 Option - shall mean this Option and any Options into which this Option is divided or combined and any Options issued upon the partial exercise or the transfer of this Option.

                                   ARTICLE II.

                        DESCRIPTION OF OPTIONS; EXERCISE;
                              RESERVATION OF SHARES

     2.1) Option Exercise - The rights represented by this Option may be exercised by the holder, or before the Expiration Date by surrendering this Option at the Company's principal office and delivery of a certified check in payment of the Option Exercise Price. Said Holder may direct the company to issue the shares of common stock in the name of his or her spouse, a trust, his or her children. The shares so purchased shall be deemed to be issued to the Holder as the record owner as of the close of business on the date on which this Option is exercised as provided in this Section.

     2.2) Covenants and Agreements - The Company covenants and agrees as follows:

     (a) All Common Stock issued upon the exercise of this Option will be duly authorized, validly issued, fully paid and non assessable and free from all taxes, liens, and charges with respect to their issuance.

     (b) At all times prior to the Expiration Date, the company will have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Option.

     (c) The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option. No provision of this Option however, shall be construed to prohibit or limit the Company's ability to issue or sell its securities for whatever purposes it deems appropriate.

                                  ARTICLE III.

                             ADJUSTMENTS AND LIMITS

     3.1) Adjustment of Option Exercise Price

     (a) If, prior to the Expiration Date, there is a stock split, stock dividend, reverse split, combination of shares, or other reclassification of the Common Stock, appropriate adjustment shall be made to the Option Exercise Price and the number of Options to reflect the adjustments.

     (b) If, prior to the Expiration Date, there is a consolidation or merger of the Company with another corporation, or the sale of all of substantially all of its assets to another corporation shall be effected in such a manner that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange from Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder of this Option shall have the right to receive1 upon the terms and conditions specified herein and in lieu of the shares of common stock immediately theretofore receivable upon the exercise of this Option, such shares of Common Stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of this Option had such reorganization, reclassification, consolidation, merger or sale not taken place. Appropriate provision shall be made with respect to the rights and interest or the Holder of this Option to the end that the provisions hereto (including without limitation provisions for adjustments of the Option Exercise Price and of the number of shares of Common Stock receivable upon the exercise of this Option) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter receivable upon the exercise of this Option. The Company shall not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such assets shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

     3.2 Notice of Adjustment - The Company shall give the Holder written notice of any adjustment of the Option Exercise Price. The notice shall state the applicable Option Exercise Price resulting from such adjustment and the increase or decrease in the number of shares of Common Stock receivable at such price upon the exercise of this Option setting forth in reasonable detail the method of calculation.

     3.3 Adjustment of Number of shares - Upon each adjustment in the Option Exercise Price pursuant to any provision of this Article III, the number of shares of Common Stock issuable hereunder shall be adjusted by dividing the product of the pre-adjustment Option Exercise Price and the number of shares of Common Stock receivable upon the exercise of this Option by the applicable Option Exercise Price in effect immediately following such adjustment.

                                   ARTICLE IV.

                              TRANSFER RESTRICTIONS

     4.1 General Restriction; Corporate and Shareholder Option -This Option and the rights provided hereby, may not be transferred, either voluntarily or by operation of law, without the consent of the Company OR the Options have been registered with the SEC and the transfer is with the proper Attorney's opinion letter.

                                   ARTTCLE V.

                                  MISCELLANEOUS

     5.1 Holder Treated as Owner The Holder shall be treated by the Company and all other persons dealing with this Option as the absolute owner of the Option for any purpose and as the person entitled to exercise the rights represented by this Option, until the Option is transferred on the Company's books.

     5.2 Notices - Any notice or communication to be given pursuant to this Option shall be in writing and shall be delivered in person or by certified mail, return receipt requested, in the United States mail, postage prepaid, or FAX transmission. Notices to the Company shall be addressed to the Company's principal office. Notices to the Holder shall be addressed to the Holder's address as reflected in the records of the Company.

     5.3 Stockholder Rights - This Option shall entitle the Holder to voting rights or other rights as a stockholder of the Company.

     5.4 Governing Law; Venue - This Option shall be governed by and construed in accordance with the laws of the State of California. Venue for any suit brought with respect to this Agreement shall be solely in Los Angeles, California.

     5.5 Successors - The covenants, agreements, and provisions of this Option shall bind the parties hereto and their respective successors and permitted assigns.

     5.6 Severability - In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

     IN WITNESS WHEREOF, the company has caused this Option to be issued as of the date first above written.


         PowerSource Corporation:

         By /ss/ ---------------------
                  Roman Gordon
                  Its: Chairman


         Magnum Real Estate Services, Inc.
         By /ss/----------------------
                  Illya Bond
                  Its:  President and  Director

                Mark Haggerty
         By /ss/----------------------
                  Mark Haggerty
                  (Director)

                 German Teiltelbaum
         By: /ss/--------------------
                  German Teiltelbaum
                  (Director)